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                                                                     Exhibit (n)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report dated August 3, 2009 in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-2 No. 333-159919) and related Prospectus and Statement of Additional Information of the Van Kampen Municipal Opportunity High Income Fund.

                                                ERNST & YOUNG LLP

Chicago, Illinois
August 13, 2009